Exhibit 32

Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Amendment No. 1 on Form 10-K/A for National Health Investors, Inc. ("Issuer") for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

a.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 26, 2024	Date: February 26, 2024

/s/ D. Eric Mendelsohn	/s/ John L. Spaid
D. Eric Mendelsohn	John L. Spaid
President, Chief Executive Officer and Director	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer)